UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On July 23, 2015, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”) issued a press release announcing that on July 22, 2015, the Company entered into a definitive agreement (the “Agreement”) with BayWa r.e. Wind LLC (“Seller”), to purchase Seller's 100% ownership interest in Beethoven Wind, LLC, which owns Project Beethoven, an 80 megawatt wind farm (the “Project”) located near Tripp, South Dakota, in Hutchinson, Bon Homme and Charles Mix counties. The purchase price established by the Agreement is $143 million, subject to post-closing adjustments for operating expenses, accounts receivable, and the usage of energy by the Company under existing power purchase agreements between the Company and the Seller pursuant to which the Company currently purchases all of the power generated by the Project. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The Agreement contains customary representations and warranties, covenants, and indemnification obligations. The closing of the acquisition is expected to occur by the end of 2015, and is subject to customary conditions and approvals, including approval from the Federal Energy Regulatory Commission. The foregoing description is not complete, and is qualified by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference in this Item 1.01 as though it was fully set forth herein.
The Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Project or the Company. The representations, warranties, covenants and agreements contained in the Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Project or the Company. Moreover, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in disclosure schedules that the parties have exchanged. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts of the Project or the Company or its businesses. Information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” These statements are based upon our current expectations and speak only as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to:

•
potential adverse federal, state, or local legislation or regulation or adverse determinations by regulators could have a material effect on our liquidity, results of operations and financial condition;

•
changes in availability of trade credit, creditworthiness of counterparties, usage, commodity prices, fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, may reduce revenues or may increase operating costs, each of which could adversely affect our liquidity and results of operations;

•
unscheduled generation outages or forced reductions in output, maintenance or repairs, which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

•	adverse changes in general economic and competitive conditions in the U.S. financial markets and in our service territories;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement;

•	the inability to complete the proposed transaction due to, among other things, the failure to satisfy the conditions set forth in the Agreement;

•	risks that the proposed transaction disrupts current plans and operations of the Company; and

•	the ability to recognize the benefits of the proposed transaction.
Many of the factors that will determine the outcome of the subject matter of this filing are beyond the ability of the Company to control or predict. The Company can give no assurance that the conditions to consummating the transaction will be satisfied.
Our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
2.1*	Purchase and Sale Agreement, dated July 22, 2015**
99.1*	Press release, dated July 23, 2015

*	Filed herewith.

**
Pursuant to the rules of the Commission, the remaining schedules and similar attachments to the Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: July 23, 2015

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
2.1*	Purchase and Sale Agreement, dated July 22, 2015**
99.1*	Press release, dated July 23, 2015

*	Filed herewith.

**
Pursuant to the rules of the Commission, the remaining schedules and similar attachments to the Agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.